UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

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SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-36401	39-1975614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1475 West 9000 South, Suite A

West Jordan, Utah 84088

(Address of Principal Executive Offices) (Zip Code)

(801) 566-6681

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 20, 2024, the Board of Directors (the “Board”) of Sportsman’s Warehouse Holdings, Inc. (the “Company”) amended and restated the Company’s bylaws (as so amended and restated, the “Amended Bylaws”), which became effective immediately upon adoption by the Board. The amendments effected by the Amended Bylaws establish the right for one or more record holders of shares of capital stock of the Company representing not less than 25% of the combined voting power of all outstanding shares of capital stock of the Company to call a special meeting of stockholders, provided that the stockholders satisfy the disclosure, timing and other requirements intended to ensure that stockholders receive adequate, timely and accurate information in connection with a special meeting and avoid the expenditure of resources that would result from holding multiple stockholder meetings in a short time period. Consistent with the Company’s prior announcement in its Current Report on Form 8-K filed on January 26, 2024 (the “January 2024 8-K”), the Board will not enforce the Challenged Provisions (as defined in the January 2024 8-K) for any stockholder-called special meeting pending the completion of the 2024 Delaware Litigation (as defined in the January 2024 8-K).

The foregoing description is a summary of the changes effected by the adoption of the Amended Bylaws, which is qualified in its entirety by reference to the Amended Bylaws filed as Exhibit 3.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Fourth Amended and Restated Bylaws of Sportsman’s Warehouse Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

Date: March 25, 2024	By:	/s/ Jeff White
Jeff White
Secretary and Chief Financial Officer